CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                        1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                August 17, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                        American Leisure Holdings, Inc.
             (Exact name of registrant as specified in its charter)

             Nevada                        333-48312             75-2877111
(State  or  other  jurisdiction   (Commission  File  Number)   (IRS  Employer
 of incorporation)                                           Identification No.)

                               Park 80 Plaza East
                          Saddlebrook, New Jersey 07663
              (Address of principal executive offices (zip code))

                                 (201) 226-2060
              (Registrant's telephone number, including area code)



ITEM  4.  CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 17, 2004 as the Company's independent auditors. Malone & Bailey's report dated May 17, 2004, on the Company's consolidated balance sheet of American Leisure Holdings, Inc. as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended 2003 and the period from June 14, 2002 (Inception) through December 31, 2002, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. The Company has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 18, 2004 is filed as Exhibit 16 to this Form 8-K. Bateman & Co., Inc., P.C. was engaged on August 16, 2004 as the Company's principal accountant to audit the financial statements of the Company. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors.

During the year ended December 31, 2003 and the period from June 14, 2002 (Inception) through December 31, 2002 and subsequent to December 31, 2003 through the date hereof, neither the Company nor anyone on its behalf consulted with Bateman & Co., Inc., P.C. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Bateman & Co., Inc., P.C. provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Company's former accountant.


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The  Company  has requested Bateman and Co., Inc., P.C. review the disclosure in this report on Form 8-K and provided Bateman & Co., Inc., P.C. the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which Bateman & Co., Inc., P.C. does not agree with the statements made by the Company in this report. Bateman & Co., Inc. has advised the Company that no such letter need be issued.


ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)  EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

American  Leisure  Holdings,  Inc.


By:      /s/  Malcolm  Wright
         --------------------------
         Malcolm  Wright
         Chief  Executive  Office


Dated:  August  18,  2004


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Exhibit  16.1



August  18,  2004

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:     American  Leisure  Holdings,  Inc.
     Commission  File  Number  000-49628

We have read the statements that we understand American Leisure Holdings, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under
Item  4.


Very  truly  yours,

/s/  Malone  &  Bailey,  PLLC
     ------------------------

Malone  &  Bailey,  PLLC


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